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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 1999

         Service Corporation International (Exact name of Registrant as specified in Charter)

Texas                                 1-6402-1                 74-1488375
(State or Other                     (Commission              (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


1929 Allen Parkway
Houston, Texas                                                 77019
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (713) 522-5141


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Item 5.           Other Events.

         On January 26, 1999, Service Corporation International, a Texas corporation (the "Company"), announced that its diluted earnings per share for the fourth quarter of 1998 and for the year ended December 31, 1998 would be lower than analyst expectations, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on January 26, 1999, the Company announced the expansion of its share repurchase program, as more fully described in the press release filed as Exhibit 99.2 to this Current Report on Form 8-K. The contents of such Exhibits are incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Press release dated January 26, 1999 issued by the Company regarding the Company's diluted earnings per share.

                  99.2 Press release dated January 26, 1999 issued by the Company regarding the Company's share repurchase program.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SERVICE CORPORATION INTERNATIONAL



Date: January 28, 1999            By:     /s/ James M. Shelger
                                     -------------------------------------------
                                          James M. Shelger
                                          Senior Vice President, General Counsel
                                          and Secretary
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                                 EXHIBIT INDEX

EXHIBIT
NO.            DESCRIPTION
-------        -----------
99.1     Press release dated January 26, 1999 issued by the Company regarding the Company's diluted earnings per share.

99.2 Press release dated January 26, 1999 issued by the Company regarding the Company's share repurchase program.